UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 11, 2016

Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity: 0001677390
DBJPM 2016-C3 Mortgage Trust

(Exact name of issuing entity)

Central Index Key Number of the sponsor: 0001541294
German American Capital Corporation

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0000835271
JPMorgan Chase Bank, National Association

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the registrant: 0001013454

Deutsche Mortgage & Asset Receiving Corporation

(Exact name of registrant as specified in its charter)

Delaware	333-206705-04	04-3310019
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation of registrant)	File Number of issuing entity)	Identification No. of registrant)

60 Wall Street

New York, New York

(Address of principal executive offices of registrant)

(212) 250-2500

Registrant’s telephone number, including area code

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 11, 2016, Deutsche Mortgage & Asset Receiving Corporation (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2016 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, of DBJPM 2016-C3 Mortgage Trust Commercial Mortgage Pass-Through Certificates (the “Certificates”).

The Certificates will consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4, Class A-5, Class X-A, Class A-M, Class B and Class C Certificates (collectively, the “Public Certificates”) and (ii) the Class X-B, Class X-C, Class D, Class E, Class F, Class G, Class H and Class R Certificates (collectively, the “Private Certificates”).

All of the Public Certificates, having an aggregate initial principal amount of $782,021,000, were sold to Deutsche Bank Securities Inc. (“DBSI”), J.P. Morgan Securities LLC (“JPMS”) and Academy Securities, Inc. (“Academy” and, together with DBSI and JPMS, in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of July 26, 2016 (the “Underwriting Agreement”), among the Depositor, the Underwriters and German American Capital Corporation (“GACC”). DBSI and JPMS are acting as the joint bookrunning managers and co-lead managers. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Prospectus, dated July 27, 2016, in negotiated transactions or otherwise at varying prices determined at the time of sale. The price per class of Public Certificates is set forth on Schedule I to the Underwriting Agreement.

All of the Private Certificates, having an aggregate initial principal amount of $111,717,404, were sold to DBSI, JPMS and Wells Fargo Securities, LLC (“WFS” and, together with DBSI and JPMS, in such capacity, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of July 26, 2016, among the Depositor, the Initial Purchasers and GACC. The Private Certificates were sold in a private placement transaction exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in DBJPM 2016-C3 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 32 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 54 commercial and multifamily properties. The Mortgage Loans were acquired by the Depositor from (i) GACC, pursuant to a Mortgage Loan Purchase Agreement, dated and effective July 26, 2016 (the “GACC Mortgage Loan Purchase Agreement”), between the Depositor and GACC, and (ii) JPMCB, pursuant to a Mortgage Loan Purchase Agreement, dated and effective July 26, 2016 (the “JPMCB Mortgage Loan Purchase Agreement” and, together with the GACC Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and JPMCB), between the Depositor and JPMCB.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from GACC and JPMCB. The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of approximately $5,064,431, were approximately $941,807,944. Of the expenses paid by the Depositor, approximately $0 were paid directly to affiliates of the Depositor, approximately $100,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $0 were paid to or for the Underwriters and the Initial Purchasers, and approximately $4,964,431 were other expenses. All of the foregoing expense amounts are the Depositor's reasonable estimates of such expenses. No underwriting discounts and commissions or finder's fees were paid by the Depositor.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as 693 Fifth Avenue will be primary serviced and specially serviced pursuant to (a) the Pooling and Servicing Agreement and (b) that certain Co-Lender Agreement, dated as of July 29, 2016 (the “693 Fifth Avenue Co-Lender Agreement”), by and among JPMorgan Chase Bank, National Association, as Note A-1 Holder, JPMorgan Chase Bank, National Association, as Note A-2 Holder, JPMorgan Chase Bank, National Association, as Note A-3 Holder, and JPMorgan Chase Bank, National Association, as Note A-4 Holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Center 21 will be primary serviced and specially serviced pursuant to (a) the Pooling and Servicing Agreement and (b) that certain Co-Lender Agreement, dated as of July 29, 2016 (the “Center 21 Co-Lender Agreement”), by and between JPMorgan Chase Bank, National Association, as Note A-1 Holder, and JPMorgan Chase Bank, National Association, as Note A-2 Holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as U-Haul AREC Portfolio will be primary serviced and specially serviced pursuant to (a) the Pooling and Servicing Agreement and (b) that certain Co-Lender Agreement, dated as of August 11, 2016 (the “U-Haul AREC Portfolio Co-Lender Agreement”), by and between Deutsche Bank AG, New York Branch, as Note A-1 Holder, and German American Capital Corporation, as Note A-2 Holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Staybridge Suites Times Square will be primary serviced and specially serviced pursuant to (a) the Pooling and Servicing Agreement and (b) that certain Co-Lender Agreement, dated as of August 11, 2016 (the “Staybridge Suites Times Square Co-Lender Agreement”), by and between German American Capital Corporation, as Note A-1 Holder, and Citigroup Global Markets Realty Corp., as Note A-2 Holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Westfield San Francisco Centre will be primary serviced and specially serviced pursuant to (a) that certain Trust and Servicing Agreement, dated as of August 1, 2016 (the “DBJPM 2016-SFC Trust and Servicing Agreement”), among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Pacific Life Insurance Company, as special servicer, Wilmington Trust, National Association, as trustee, and Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian, entered into in connection with the DBJPM 2016-SFC Mortgage Trust and (b) that certain Co-Lender Agreement, dated as of July 11, 2016 (the “Westfield San Francisco Centre Co-Lender Agreement”), by and among Deutsche Bank AG, New York Branch, as Note A-1 Holder, JPMorgan Chase Bank, National Association, as Note A-2 Holder, Deutsche Bank AG, New York Branch, as Note B-1 Holder, and JPMorgan Chase Bank, National Association, as Note B-2 Holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Shops at Crystals will be primary serviced and specially serviced pursuant to (a) Trust and Servicing Agreement, dated as of July 20, 2016 (the “Shops at Crystals Trust 2016-CSTL Trust and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as master servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee and certificate administrator, entered into in connection with the Shops at Crystals Trust 2016-CSTL Mortgage Trust and (b) that certain Co-Lender Agreement, dated as of July 20, 2016 (the “Shops at Crystals Co-Lender Agreement”), by and among JPMorgan Chase Bank,

National Association, as Note 1 Holder, Bank of America, N.A., as Note 2 Holder, and Wells Fargo Bank, National Association, as Note 3 Holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Opry Mills will be primary serviced and specially serviced pursuant to (a) that certain Pooling and Servicing Agreement, dated as of July 1, 2016 (the “JPMCC 2016-JP2 Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer, entered into in connection with the JPMCC 2016-JP2 Mortgage Trust and (b) that certain Co-Lender Agreement, dated as of July 29, 2016 (the “Opry Mills Co-Lender Agreement”), by among JPMorgan Chase Bank, National Association, as Note A-1 Holder, JPMorgan Chase Bank, National Association, as Note A-2 Holder, JPMorgan Chase Bank, National Association, as Note A-3 Holder, Citigroup Global Markets Realty Corp., as Note A-4 Holder, and Citigroup Global Markets Realty Corp., as Note A-5 Holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Intercontinental Kansas City Hotel will be primary serviced and specially serviced pursuant to (a) that certain Pooling and Servicing Agreement, dated as of March 1, 2016 (the “COMM 2016-DC2 Pooling and Servicing Agreement”), among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wilmington Trust, National Association, as trustee, Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, entered into in connection with the COMM 2016-DC2 Mortgage Trust and (b) that certain Co-Lender Agreement, dated as of March 16, 2016 (the “Intercontinental Kansas City Hotel Co-Lender Agreement”), between German American Capital Corporation, as Note A-1 Holder, and German American Capital Corporation, as Note A-2 Holder.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Williamsburg Premium Outlets will be primary serviced and specially serviced pursuant to (a) that certain Pooling and Servicing Agreement, dated as of April 1, 2016 (the “DBJPM 2016-C1 Pooling and Servicing Agreement”), among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, entered into in connection with the DBJPM 2016-C1 Mortgage Trust and (b) that certain Co-Lender Agreement, dated as of March 16, 2016 (the “Williamsburg Premium Outlets Co-Lender Agreement”), between German American Capital Corporation, as Note A-1 Holder, German American Capital Corporation, as Note A-2 Holder, German American Capital Corporation, as Note A-3 Holder, German American Capital Corporation, as Note A-4 Holder, German American Capital Corporation, as Note A-5 Holder, and German American Capital Corporation, as Note A-6 Holder.

Further information regarding such sales relating to the price per class of Public Certificates on Schedule I to the Underwriting Agreement.

Further information regarding such sales has been previously provided in the Prospectus, dated July 27, 2016. The related registration statement (file no. 333-206705) was originally declared effective on November 18, 2015. In connection with such Prospectus, the Chief Executive Officer of the registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date hereof.

The Underwriting Agreement, the Pooling and Servicing Agreement, the 693 Fifth Avenue Co-Lender Agreement, the Center 21 Co-Lender Agreement, the U-Haul AREC Portfolio Co-Lender Agreement, the Staybridge Suites Times Square Co-Lender Agreement, the Westfield San Francisco Centre Co-Lender Agreement, the Shops at Crystals Co-Lender Agreement, the Opry Mills Co-Lender Agreement, the Intercontinental Kansas City Hotel Co-Lender Agreement, the Williamsburg Premium Outlets Co-Lender Agreement, the DBJPM 2016-SFC Trust and Servicing Agreement, the Shops at Crystals Trust 2016-CSTL Trust and Servicing Agreement, the JPMCC 2016-JP2 Pooling and Servicing Agreement, the COMM 2016-DC2 Pooling and Servicing Agreement, the DBJPM 2016-C1 Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements are attached as exhibits to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit 1	Underwriting Agreement, dated as of July 26, 2016, among Deutsche Mortgage & Asset Receiving Corporation, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Academy Securities, Inc. and German American Capital Corporation.
Exhibit 4.1	Pooling and Servicing Agreement, dated as of August 1, 2016, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
Exhibit 4.2	Trust and Servicing Agreement, dated as of August 1, 2016, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Pacific Life Insurance Company, as special servicer, Wilmington Trust, National Association, as trustee, and Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian.
Exhibit 4.3	Trust and Servicing Agreement, dated as of July 20, 2016, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as master servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee and certificate administrator.
Exhibit 4.4	Pooling and Servicing Agreement, dated as of July 1, 2016, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer.
Exhibit 4.5	Pooling and Servicing Agreement, dated as of March 1, 2016, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wilmington Trust, National Association, as trustee, Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
Exhibit 4.6	Pooling and Servicing Agreement, dated as of April 1, 2016, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

Exhibit 4.7	Co-Lender Agreement, dated as of July 29, 2016, by and among JPMorgan Chase Bank, National Association, as Note A-1 Holder, JPMorgan Chase Bank, National Association, as Note A-2 Holder, JPMorgan Chase Bank, National Association, as Note A-3 Holder, and JPMorgan Chase Bank, National Association, as Note A-4 Holder.
Exhibit 4.8	Co-Lender Agreement, dated as of July 29, 2016, by and between JPMorgan Chase Bank, National Association, as Note A-1 Holder, and JPMorgan Chase Bank, National Association, as Note A-2 Holder.
Exhibit 4.9	Co-Lender Agreement, dated as of August 11, 2016, by and between Deutsche Bank AG, New York Branch, as Note A-1 Holder, and German American Capital Corporation, as Note A-2 Holder.
Exhibit 4.10	Co-Lender Agreement, dated as of August 11, 2016, by and between German American Capital Corporation, as Note A-1 Holder, and Citigroup Global Markets Realty Corp., as Note A-2 Holder.
Exhibit 4.11	Co-Lender Agreement, dated as of July 11, 2016, by and among Deutsche Bank AG, New York Branch, as Note A-1 Holder, JPMorgan Chase Bank, National Association, as Note A-2 Holder, Deutsche Bank AG, New York Branch, as Note B-1 Holder, and JPMorgan Chase Bank, National Association, as Note B-2 Holder.
Exhibit 4.12	Co-Lender Agreement, dated as of July 20, 2016, by and among JPMorgan Chase Bank, National Association, as Note 1 Holder, Bank of America, N.A., as Note 2 Holder, and Wells Fargo Bank, National Association, as Note 3 Holder.
Exhibit 4.13	Co-Lender Agreement, dated as of July 29, 2016, by among JPMorgan Chase Bank, National Association, as Note A-1 Holder, JPMorgan Chase Bank, National Association, as Note A-2 Holder, JPMorgan Chase Bank, National Association, as Note A-3 Holder, Citigroup Global Markets Realty Corp., as Note A-4 Holder, and Citigroup Global Markets Realty Corp., as Note A-5 Holder.
Exhibit 4.14	Co-Lender Agreement, dated as of March 16, 2016, between German American Capital Corporation, as Note A-1 Holder, and German American Capital Corporation, as Note A-2 Holder.
Exhibit 4.15	Co-Lender Agreement, dated as of March 16, 2016, between German American Capital Corporation, as Note A-1 Holder, German American Capital Corporation, as Note A-2 Holder, German American Capital Corporation, as Note A-3 Holder, German American Capital Corporation, as Note A-4 Holder, German American Capital Corporation, as Note A-5 Holder, and German American Capital Corporation, as Note A-6 Holder.
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated August 11, 2016.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated August 11, 2016 (included as part of Exhibit 5).
Exhibit 23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated August 11, 2016 (included as part of Exhibit 5).

Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated July 27, 2016.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated and effective July 26, 2016, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated and effective July 26, 2016, between Deutsche Mortgage & Asset Receiving Corporation and JPMorgan Chase Bank, National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION
Date: August 11, 2016	(Registrant)

	By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: Director

	By:	/s/ Matthew Smith
Name: Matthew Smith
Title: Director

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1	Underwriting Agreement, dated as of July 26, 2016, among Deutsche Mortgage & Asset Receiving Corporation, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Academy Securities, Inc. and German American Capital Corporation.	(E)
4.1	Pooling and Servicing Agreement, dated as of August 1, 2016, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.	(E)
4.2	Trust and Servicing Agreement, dated as of August 1, 2016, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Pacific Life Insurance Company, as special servicer, Wilmington Trust, National Association, as trustee, and Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian.	(E)
4.3	Trust and Servicing Agreement, dated as of July 20, 2016, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as master servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee and certificate administrator.	(E)
4.4	Pooling and Servicing Agreement, dated as of July 1, 2016, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.5	Pooling and Servicing Agreement, dated as of March 1, 2016, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wilmington Trust, National Association, as trustee, Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.	(E)
4.6	Pooling and Servicing Agreement, dated as of April 1, 2016, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.	(E)
4.7	Co-Lender Agreement, dated as of July 29, 2016, by and among JPMorgan Chase Bank, National Association, as Note A-1 Holder, JPMorgan Chase Bank, National Association, as Note A-2 Holder, JPMorgan Chase Bank, National Association, as Note A-3 Holder, and JPMorgan Chase Bank, National Association, as Note A-4 Holder.	(E)
4.8	Co-Lender Agreement, dated as of July 29, 2016, by and between JPMorgan Chase Bank, National Association, as Note A-1 Holder, and JPMorgan Chase Bank, National Association, as Note A-2 Holder.	(E)
4.9	Co-Lender Agreement, dated as of August 11, 2016, by and between Deutsche Bank AG, New York Branch, as Note A-1 Holder, and German American Capital Corporation, as Note A-2 Holder.	(E)
4.10	Co-Lender Agreement, dated as of August 11, 2016, by and between German American Capital Corporation, as Note A-1 Holder, and Citigroup Global Markets Realty Corp., as Note A-2 Holder.	(E)
4.11	Co-Lender Agreement, dated as of July 11, 2016, by and among Deutsche Bank AG, New York Branch, as Note A-1 Holder, JPMorgan Chase Bank, National Association, as Note A-2 Holder, Deutsche Bank AG, New York Branch, as Note B-1 Holder, and JPMorgan Chase Bank, National Association, as Note B-2 Holder.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.12	Co-Lender Agreement, dated as of July 20, 2016, by and among JPMorgan Chase Bank, National Association, as Note 1 Holder, Bank of America, N.A., as Note 2 Holder, and Wells Fargo Bank, National Association, as Note 3 Holder.	(E)
4.13	Co-Lender Agreement, dated as of July 29, 2016, by among JPMorgan Chase Bank, National Association, as Note A-1 Holder, JPMorgan Chase Bank, National Association, as Note A-2 Holder, JPMorgan Chase Bank, National Association, as Note A-3 Holder, Citigroup Global Markets Realty Corp., as Note A-4 Holder, and Citigroup Global Markets Realty Corp., as Note A-5 Holder.	(E)
4.14	Co-Lender Agreement, dated as of March 16, 2016, between German American Capital Corporation, as Note A-1 Holder, and German American Capital Corporation, as Note A-2 Holder.	(E)
4.15	Co-Lender Agreement, dated as of March 16, 2016, between German American Capital Corporation, as Note A-1 Holder, German American Capital Corporation, as Note A-2 Holder, German American Capital Corporation, as Note A-3 Holder, German American Capital Corporation, as Note A-4 Holder, German American Capital Corporation, as Note A-5 Holder, and German American Capital Corporation, as Note A-6 Holder.	(E)
5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated August 11, 2016.	(E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated August 11, 2016 (included as part of Exhibit 5).	(E)
23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated August 11, 2016 (included as part of Exhibit 5).	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated July 27, 2016.	(E)
99.1	Mortgage Loan Purchase Agreement, dated and effective July 26, 2016, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.	(E)
99.2	Mortgage Loan Purchase Agreement, dated and effective July 26, 2016, between Deutsche Mortgage & Asset Receiving Corporation and JPMorgan Chase Bank, National Association.	(E)